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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


               Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



       Date of Report (Date of earliest Event reported) October 20, 2000



                        Physicians Resource Group, Inc.
             (Exact name of registrant as specified in its charter)



         Delaware                   1-13778                    76-0456864
(State or other jurisdiction      (Commission                (IRS Employer
    of incorporation)             File Number)             Identification No.)


               14800 Landmark Blvd., Suite 500, Dallas, TX 75240
       Address of principal executive offices)           (Zip Code)

       Registrant's telephone number, including area code (972) 892-7200
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Item 5.  Other Events

     On October 13, 2000, the Bankruptcy Court approved the Disclosure Statement Accompanying First Amended Joint Liquidating Plan Under Chapter 11 (the "Disclosure Statement") filed by the Company and EyeCorp with the Bankruptcy Court as containing adequate information under Section 1125 of the United States Bankruptcy Code. The Disclosure Statement and the First Amended Joint Liquidating Plan Under Chapter 11 (the "Plan of Liquidation") filed by the Company with the Bankruptcy Court are filed as exhibits to this Current Report on Form 8-K. The Disclosure Statement, Plan of Liquidation and ballots relating to the Plan of Liquidation have been circulated to creditors of the Company and EyeCorp and holders of equity interests in the Company. The Bankruptcy Court has scheduled a confirmation hearing at 9:15 a.m. Central Time on December 1, 2000 to consider the Plan of Liquidation. Completed ballots accepting or rejecting the Plan of Liquidation must be returned to the tabulation agent for the Company and EyeCorp no later than 4:00 p.m. Central Time on November 27, 2000.

     On October 20, 2000, Physicians Resource Group, Inc. (the "Company"), a debtor-in-possession, filed a Monthly Operating Report for the period September 1, 2000 through September 30, 2000 with the United States Bankruptcy Court for the Northern District of Texas, Dallas Division (the "Bankruptcy Court"), Case Number 00-30748-RCM. The Company's Monthly Operating Reports are not prepared on a consolidated basis and therefore do not include the results of asset sales, income, expense, assets or liabilities of the Company's subsidiaries. The Company's investment in subsidiaries of $76.9 million included in the Monthly Operating Report for the month of September 2000 consists of various assets including cash of approximately $38.0 million held by the Company's subsidiaries. Like the Company, the Company's subsidiaries are subject to a variety of possible claims of creditors and other third party liabilities. If these claims are substantiated, their value may exceed the amount of cash held by the Company's subsidiaries.

     The Company's wholly-owned subsidiary, EyeCorp, Inc. ("EyeCorp"), also a debtor-in-possession, filed on October 20, 2000, a Monthly Operating Report for the period September 1, 2000 through September 30, 2000 with the Bankruptcy Court. The Company intends to continue to file with the Securities and Exchange Commission EyeCorp's separate Monthly Operating Reports together with the Company's Monthly Operating Reports under cover of Form 8-K.

Item 7.  Financial Statements and Exhibits

     (c)  Exhibits:

          99.1 Monthly Operating Report for the Company for September 1, 2000 through September 30, 2000.

          99.2 Monthly Operating Report for EyeCorp for September 1, 2000 through September 30, 2000.

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          99.3   First Amended Joint Liquidating Plan Under Chapter 11 of the
                 Company and EyeCorp.

          99.4 First Amended Disclosure Statement Accompanying First Amended Joint Liquidating Plan Under Chapter 11.

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                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                             PHYSICIANS RESOURCE GROUP, INC.


DATE: October 26, 2000                       By: /s/ Michael Yeary
                                                --------------------------------
                                                 Michael Yeary, President and
                                                 Chief Restructuring Officer

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